Exhibit No. 99.1 Press Release

                    Global Gold Reports Positive Test Results
             From Both Tukhmanuk and Hankavan Properties in Armenia



Greenwich, CT--November 30, 2006 --Global Gold Corporation (OTCBB-GBGD) (www.globalgoldcorp.com) today announced positive test results from its wholly owned Tukhmanuk and Hankavan mining properties in Armenia. The Company recently completed the first phase of research to improve the recovery of metals within its processing plant at Tukhmanuk and to assess the feasibility of a quick start copper focused mining option at Hankavan. At Tukhmanuk, the results showed recovery can be improved to 80% and at Hankavan that copper recovery exceeded 80% and approached 90% in one instance.

Tukhmanuk Results

At Tukhmanuk, mine production rates have recently been stepped up, at the same time confirmatory drilling has exceeded goals for 2006. The traditional method of gravity separation has demonstrated results of approximately 50.0 % recovery when processing sulfide ore. The production zone of the mine is now transitioning from oxide to sulfide ore. To develop the processing plant for the future sulfide ore supply, the recently concluded research establishes the base line for improving recovery and concentrate grade at the mine.

Research has been directed toward standard bulk sulfide flotation of the ore to separate the sulfide minerals containing the precious metals from the gangue minerals in order to maximize recovery. Additional research is being directed toward maintaining maximum recovery of metals while improving the commercial grade of the concentrate.

The flotation test results, conducted on the current ore being stockpiled ahead of the processing plant, have demonstrated, with a bulk sulfide flotation technique, that a recovery of gold in excess of 80.0 % can be achieved. Test results are noted below:


         Ore Contents:                          Total Concentrate Bulk Sulfide
                                                     Flotation Recovery:

         Gold-------5.1 g/dmt                            86.91 to 89.31 %
         Silver-----49.5 g/dmt                           70.00 to 71.83 %
         Copper-----0.05 %                               94.03 to 94.18 %
         Zinc-------0.36 %                               73.92 to 86.11 %
         Lead-------0.30 %                                98.53 to 98.97 %

Hankavan Fast Start Option for Copper Results

Global Gold also recently concluded research on its Hankavan Property to evaluate the potential of implementing a "Fast Start" business model which focuses upon the hydrometallurgical processing of the oxide ore zone to recover soluble copper with standard copper leaching technology. The drill core from the company's recent drill program on the oxide zone was subjected to a bottle-roll test in a sulfuric acid solution at ambient pressure and temperature where the pH of the solution was maintained at a constant level. Tests were conducted for varying periods up to 120 hours where the copper mineralization demonstrated high solubility at extended periods where recovery of copper exceeded 80.0 % and approached 90.0 % in one instance. With these encouraging results, the company plans to conduct an expanded drill program that will define the oxide zone and generate drill core for additional metallurgical testing. Additional metallurgical testing is required to confirm this initial research and to provide data required for design of the hydrometallurgical processing facility to recover copper.



                                Results of study of copper dissolution in ore samples.

                       *Milling                   Solution's           Cu content, %
    Time,     Ore      fineness     Weight of     volume, l        in           insolution           Cu recovery
    hours   samples   of samples,   samples, g    (H2SO4-5%)    sample%        g/l        abs.g      in solution %
                          mm
  -----------------------------------------------------------------------------------------------------------------
      4                  1.25          100          0.500         2.82        2.935       1.468        52.04
             GGMI-1      0.63          100          0.500                     2.942       1.471        52.16
                         0.15          100          0.500                     3.175       1.588        56.29
  -----------------------------------------------------------------------------------------------------------------
                         1.25          100          0.500         0.97        0.862       0.431        44.43
             GGMI-2      0.63          100          0.500                     0.872       0.436        44.95
                         0.15          100          0.500                     0.877       0.439        45.21
  -----------------------------------------------------------------------------------------------------------------
      8                  1.25          100          0.500         2.82        2.940       1.470        52.13
             GGMI-1      0.63          100          0.500                     2.950       1.475        52.30
                         0.15          100          0.500                     3.367       1.684        59.70
  -----------------------------------------------------------------------------------------------------------------
                         1.25          100          0.500         0.97        0.957       0.479        49.33
             GGMI-2      0.63          100          0.500                     0.935       0.468        48.20
                         0.15          100          0.500                     0.960       0.480        49.48
  -----------------------------------------------------------------------------------------------------------------
     24                  1.25          100          0.500         2.82        3.357       1.679        59.52
             GGMI-1      0.63          100          0.500                     3.447       1.724        61.12
                         0.15          100          0.500                     3.517       1.759        62.36
  -----------------------------------------------------------------------------------------------------------------
                         1.25          100          0.500         0.97        1.062       0.531        54.74
             GGMI-2      0.63          100          0.500                     1.142       0.571        58.87
                         0.15          100          0.500                     1.077       0.539        55.52
  -----------------------------------------------------------------------------------------------------------------
     120                 1.25          100          0.5163        2.82        3.725       1.923        68.20
             GGMI-1      0.63          100          0.5164                    3.862       1.994        70.72
                         0.15          100          0.5167                    3.912       2.021        71.68
  -----------------------------------------------------------------------------------------------------------------
                         1.25          100          0.5161        0.97        1.580       0.815        84.07
             GGMI-2      0.63          100          0.5161                    1.600       0.826        85.13
                         0.15          100          0.5162                    1.702       0.879        90.57
  -----------------------------------------------------------------------------------------------------------------


           *Milling fineness:            1.25mm - 0.5 inch


                                         0.63mm - 0.25 inch

                                         0.15mm - 100 mesh

Consistent with its company Code of Business Conduct and Ethics for all operations, the Tukhmanuk and Hankavan properties are being developed according to best practices for safety and environmental matters.

To the extent that statements in this press release are not strictly historical, including statements as to revenue projections, business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's development, events conditioned on stockholder or other approval, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this release are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Former Soviet country estimations are presented for historical reporting and to provide a basis for assessing Global Gold's choices for its business activities and not to be understood as indicating the existence of reserves or resources. As reported in its SEC filings, most recently, in its Third Quarter Form 10-QSB, Global Gold has faced corruption and license issues with respect to its Hankavan property.


Global Gold Corporation is an international gold mining, development and exploration company with mining properties in Chile and Armenia. Global Gold Corporation is located at 45 East Putnam Avenue, Greenwich, CT 06830. The main phone number is 203-422-2300. More information can be found at www.globalgoldcorp.com.

Contacts: Van Z. Krikorian, President or Michael Mason, Chief Operating Officer-- ggc@globalgoldcorp.com